[Portions of this Exhibit have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.  A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

Exhibit 10.18

Amendment No. 1

to the

License Agreement

dated 13th of June 2000 (the “Agreement”)

by and between

Antares Pharma IPL AG, Zug, Switzerland as Licensor

(formerly known as Permatec Technologie AG)

and

BioSante Pharmaceuticals, Inc., Lincolnshire, IL, U.S.A. as Licensee

Recitals:

WHEREAS, Permatec Technologie AG has changed its corporate name into Antares Pharma IPL AG (“ANTARES”); and

WHEREAS, “ANTARES” has secured a third party being interested in a license package which package would — inter alia — include the rights to certain Products (all capitalized terms used herein but not defined shall have such meaning as ascribed to such terms in the Agreement) in specified countries of the Territory as licensed to BioSante Pharmaceuticals, Inc. (“BIOSANTE”) under the Agreement; and

WHEREAS, BIOSANTE is prepared to return such rights to certain Products in specified countries included in the license under the Agreement for the consideration described and under the terms and conditions set forth herein below.

NOW THEREFORE, the Parties hereby agree pursuant to this Amendment No. 1 to the License Agreement dated 13th of June 2000 (the “Agreement”) (“Amendment No. 1”) to amend the Agreement as follows:

1.            Change of Corporate Name

Following the change of corporate name from Permatec Technologie AG into Antares Pharma IPL AG effective as of 15th February 2001, the Agreement is hereby amended as follows for clarification and to make the Agreement consistent with this Amendment No. 1.

(a)                                  all references in the Agreement to Permatec Technologie AG shall be substituted by Antares Pharma IPL AG; and

(b)                                 all references in the Agreement to PERMATEC shall be substituted by ANTARES.

2.           Return of Rights

2.1                                 BIOSANTE hereby returns its rights granted under the Agreement as part of the license (including without limitation rights to Develop, apply and receive Approval as applicant, Market, use and sell) to ANTARES with respect to:

(a)                                  all rights to the Product Patch E2 (where estradiol is the sole active ingredient and where the patch is applied to the skin) for all countries of the Territory; and

(b)                                 the rights to the Product Gel E2 (where estradiol is the sole active ingredient and where the gel is applied to the skin), for the countries Australia and Malaysia; and

(c)                                  the rights to the Product Gel Testosterone (where testosterone is the sole active ingredient and where the gel is applied to the skin), for the countries Australia and Malaysia.

All such rights returned to ANTARES as described in this Section 2.1 shall be collectively referred to hereinafter as the “Returned Rights”).

2.2                                 In order to give effect to the waiver and return of the Returned Rights, the parties agree to amend the Agreement as follows:

(a)                                  the Product Patch E2 (where estradiol is the sole active ingredient and where the patch is applied to the skin) is deleted from the list of Products attached to the Agreement as Exhibit B, and all references to Patch E2 in the Agreement are deleted and eliminated without substitution; and

(b)                                 the definition of the term “Territory” in Section 1.14 of the Agreement is deleted in its entirety and substituted by the following definition:

1.14         “Territory” shall mean the United States of America and those of its territories and possessions over which the FDS has regulatory authority (the “USA”); Canada; Australia; New Zealand; South Africa; Israel; Mexico; The People’s Republic of China (including Hong Kong) (“China”); Malaysia; and Indonesia, except for the Products Gel E2 and Gel Testosterone, for which Products the term “Territory” shall mean the United States of America and those of its territories and possessions over which the FDS has regulatory authority (the “USA”); Canada; New Zealand; South Africa; Israel; Mexico; The People’s Republic of China

(including Hong Kong) (“China”); and Indonesia.  The countries are classified according to Exhibit C in three tiers.

3.           Data Sharing

3.1                                 In order to secure the mutual exchange and sharing of data relating to the Products in the Territory (as amended hereby) by BIOSANTE and its sub-licensees, and outside the Territory (as amended hereby) by ANTARES and/or its third party licensees, the parties hereby agree that Section 5.2 of the Agreement shall in particular also include the use of any data and results generated in the Territory by BIOSANTE or any of its sub-licensees (if any) for use by ANTARES or any licensee with respect to the Returned Rights outside the Territory, and any data and results generated by ANTARES or any licensee with respect to the Returned Rights for use by BIOSANTE or its sub-licensees in the Territory.

3.2                                 ANTARES undertakes to include a respective obligation giving effect to such data sharing also with respect to the Returned Rights in any eventual license agreement with a third party on the Returned Rights (or any part thereof).

4.           Changes in Payment Obligations

4.1                                 As consideration for the Returned Rights by BIOSANTE, the parties agree to eliminate certain payment obligation of BIOSANTE under the Agreement as specified herein below:

(a)                                  the payment obligation of BIOSANTE under Section 3.3.1 of the Agreement in the amount of XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX shall be eliminated from the Agreement; and [Portions of this section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.  A copy of this Agreement with this section intact has been filed separately with the Securities and Exchange Commission.]

(b)                                 the payment obligation of BIOSANTE under Section 3.3.2 of the Agreement in the amount of XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX shall be eliminated from the Agreement; and [Portions of this section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.  A copy of this Agreement with this section intact has been filed separately with the Securities and Exchange Commission.]

(c)                                  the milestone payment obligation of BIOSANTE under Section10.3.3.1 of the Agreement in the amount of XXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX, shall be eliminated from the Agreement.  [Portions of this section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.  A copy of this Agreement with this section intact has been filed separately with the Securities and Exchange Commission.]

4.2                                 As further consideration for the Returned Rights by BIOSANTE, ANTARES agrees that its obligation under Section 4.1.3 of the Agreement is not diminished by this Amendment No. 1, such that ANTARES remains obligated to expend funds for the formulation and production of the Products remaining under the Agreement, up to a potential maximum of XXXXXXXXXXXXXXX (XXXXXXXX), and such that the funds it was to have expended on the Product Patch E2, up to XXXXXXXXXXXXXXX (XXXXXXXX), will be allocated as additional formulation and production expenditures for Product Gel E2 and Product Gel Testosterone.  [Portions of this section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.  A copy of this Agreement with this section intact has been filed separately with the Securities and Exchange Commission.]

4.3                                 The parties hereby confirm that the consideration described above is sufficient and adequate for the Returned Rights.

5.           No Further Changes

5.1                                 The parties hereby agreed and acknowledge that the Agreement shall, except for and in due incorporation of the changes agreed upon in this Amendment No. 1, remain in full force and effect and, subject to Section 5.2 below, not be otherwise changed, altered or amended.

5.2                                 The parties further agree that in the event that any further amendment, change or alteration of the language or wording of any Section of the Agreement would be required to give full effect to any of the changes agreed upon in this Amendment, then such further amendment, change or alteration of the language or wording shall be made upon reasonable request of either party.

5.3                                 This Amendment is agreed to be subject to the provisions of the Agreement of 11.1. (Governing Law) and 11.2 (Dispute Resolution) by reference.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers with effect as of the 20th day of May, 2001.

Antares Pharma IPL AG

/s/ Dario Carrara
By:	Dario Carrara	By:
Its:	Executive Director	Its:

BIOSANTE PHARMACEUTICALS, INC.

/s/ Stephen M. Simes
By:	Stephen M. Simes
Its:	President and CEO

EXHIBIT C

COUNTRY CLASSIFICATION

First Tier:                                               USA

Second Tier:                                          Canada; China

Third Tier:                                             All other countries of the Territory